OREGON STEEL MILLS, INC.

                       2000 NONQUALIFIED STOCK OPTION PLAN
                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

OPTIONEE:

Optionee
[Optionee Address]
---------------------------

You have been granted an option to purchase Common Stock of Oregon Steel Mills, Inc., a Delaware corporation (the "Company") as follows:

------------------------------------- -----------------------------------------

BOARD APPROVAL DATE:                  October 26, 2000
------------------------------------- -----------------------------------------

GRANT DATE:                           October 26, 2000
------------------------------------- -----------------------------------------

EXERCISE PRICE PER SHARE:             $ 1.9375
                                      (subject to adjustment -
                                      Section 13 of Plan)
------------------------------------- -----------------------------------------

TOTAL NUMBER OF SHARES UNDERLYING
OPTION GRANTED:                       00,000
------------------------------------- -----------------------------------------

TOTAL EXERCISE PRICE:                 $
------------------------------------- -----------------------------------------

TYPE OF OPTION:                       Nonstatutory
------------------------------------- -----------------------------------------

EXPIRATION DATE:                      October 25, 2010
------------------------------------- -----------------------------------------

VESTING COMMENCEMENT DATE:            October 26, 2000
------------------------------------- -----------------------------------------

VESTING/EXERCISE                      SCHEDULE: So long as your employment
                                      relationship with the Company or an
                                      Affiliate continues, the Shares
                                      underlying this Option shall vest
                                      and become exercisable in
                                      accordance with the following
                                      schedule:

                                      (1)  ___ shares - (50%) on October 26,
                                           2000

                                      (2)  ___ shares - (16.7%) on October 26,
                                           2001

                                      (3)  ___ shares - (16.7%) on October 26,
                                           2002

                                      (4)  ___ shares - (16.6%) on October 26,
                                           2003


                       1 - NOTICE OF GRANT OF STOCK OPTION

TERMINATION PERIOD:                   See Section 4 of the Stock Option
                                      Agreement (but in no event later than the
                                      Expiration Date).  Optionee is responsible
                                      for keeping track of these exercise
                                      periods following termination for any
                                      reasons of his or her employment
                                      relationship with the Company or an
                                      Affiliate.  The Company will not provide
                                      further notice of such periods.
------------------------------------- ------------------------------------------

TRANSFERABILITY:                      This Option may not be transferred except
                                      as provided in Section 5 of the Stock
                                      Option Agreement.
------------------------------------- ------------------------------------------

PERFORMANCE TARGETS"                  None.
------------------------------------- ------------------------------------------

ADDITIONAL TERMS:                     None.
------------------------------------- ------------------------------------------




By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Oregon Steel Mills, Inc. 2000 Nonqualified Stock Option Plan ("Plan") and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

This Notice of Grant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

                         OREGON STEEL MILLS, INC., a Delaware corporation



                         By:
                             ---------------------------------------------------
                         Name:
                               -------------------------------------------------
                         Title:
                                ------------------------------------------------


                      2 - NOTICE OF GRANT OF STOCK OPTION

                                ------------------------------------------------



                                -----------------------------------------------

                      3 - NOTICE OF GRANT OF STOCK OPTION

                          COMMUNITY PROPERTY STATEMENT

The undersigned spouse of Optionee has read and approves the terms and conditions of the Plan and this Stock Option Agreement. In condition of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Stock Option Agreement, the undersigned agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned appoints the undersigned's spouse as attorney-in fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Stock Option Agreement.




                                            -----------------------------------
                                            Spouse of Optionee


                      4 - NOTICE OF GRANT OF STOCK OPTION

                                                                EXHIBIT A

                            OREGON STEEL MILLS, INC.

                       2000 NONQUALIFIED STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------

     1. GRANT OF OPTION. Oregon Steel Mills, Inc. a Delaware corporation (the
        ---------------
"Company"), grants to Optionee an option (the "Option") to purchase a total
 -------                                       ------
number of shares of Common Stock (the "Shares") set forth in the Notice of Stock
                                       ------
Option Grant (the "Notice"), at the exercise price per Share set forth in the
                   ------
Notice (the "Exercise Price") subject to the terms, definitions and provisions
             --------------
of the Company's 2000 Nonqualified Stock Option Plan (the "Plan") adopted by the
                                                           ----
Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice. This Option is intended to be a Nonstatutory Stock Option.

     2. EXERCISE OF OPTION.  This Option shall be exercisable during its term
        ------------------
in accordance with the Vesting/Exercise Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

            (a) RIGHT TO EXERCISE.
                -----------------

                   (i) This Option may not be exercised for a fraction of a share.

                   (ii) In the event of Optionee's death, disability, retirement or other termination of employment, the exercisability of the Option is governed by Section 4 below, but in no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice.

            (b) METHOD OF EXERCISE.
                ------------------

                   (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A or in
                                                              ---------
any other form of notice approved by the Committee) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are provided in the Plan. The written notice shall be accompanied by payment in full of the Exercise Price. The date that the payment in full is received by the Company will be the exercise date.

                   (ii) No Share will be issued upon exercise of this Option, and the Optionee will have no right or claim to such Shares, unless and until:
(a) payment in full as provided in the Plan has been received by the Company;
(b) in the opinion of counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (c) if required by federal or state law or regulation, the Optionee has paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Participant as a result of the exercise of his or her Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements.

     3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the
        -----------------
following, or a combination thereof, at the election of Optionee:

            (a) cash or other immediately available funds;

            (b) cancellation of vested Options with payment credited towards the amount due from the Optionee at the then Fair Market Value per Share minus the Exercise Price per Share, multiplied by the number of Options cancelled;

            (c) surrender of other shares of Common Stock of the Company which
(i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) payment credited towards the amount due from the Optionee at the then Fair Market Value per Share.

     4. TERMINATION OF RELATIONSHIP. Following the date of termination of
        ---------------------------
Optionee's employment with the Company or any Affiliate for any reason (the "Termination Date"), Optionee may exercise this Option only as set forth in Notice and this Section 4. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

            (a) Termination of Employment. Except as provided otherwise in this
                -------------------------
Section 4, if the Optionee terminates employment with the Company or any Affiliate, then, any unvested Options held by the Optionee will terminate, be forfeited and have no value. Any vested and unexercised Options held by the Optionee to the extent exercisable on the date of the Optionee's termination of employment, may be exercised in whole or in part by the Optionee, not later than the 90th day following the Optionee's termination of employment. Transfer of the Optionee from employment by the Company to employment by an Affiliate, or vice versa, will not be deemed a termination of employment.

            (b) On Account of Disability or Death. If the Optionee terminates employment with the Company or any Affiliate on account of Disability or death, then any unvested Options held by the Optionee will be deemed vested on the date of such termination of employment. Any exercisable Options may be exercised in whole or in part by the Optionee in the case of Disability, or by the Optionee's personal representative in the case of death, no later than the 180th day following the Optionee's date of Disability or death.


            (c) On Account of Retirement. If the Optionee terminates employment
                ------------------------
with the Company or any Affiliate on account of Retirement, then any unvested Options held by the Affiliate will be deemed vested on the date of such termination of employment. Any exercisable Options may be exercised in whole or in part by the Optionee no later than the 90th day following the Optionee's date of Retirement.

     5. NON-TRANSFERABILITY OF OPTION.  This Option may not be transferred in
        -----------------------------
any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     6. TAX CONSEQUENCES.  Below is a brief summary as of the date of this
        ----------------
Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Grant Date. THIS SUMMARY IS INCOMPLETE AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) EXERCISE OF NONSTATUTORY STOCK OPTION. If the case of a
                -------------------------------------
Nonstatutory Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (b) DISPOSITION OF SHARES. In the case of a Nonstatutory Stock
                ---------------------
Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     7. EFFECT OF AGREEMENT. Optionee acknowledges receipt of a copy of the Plan
        -------------------
represents that he or she is familiar with the terms and provisions of the Plan and (and has had an opportunity to consult counsel regarding the Option terms), and accepts this Option and agrees to be bound by its contractual terms as set forth in this Agreement and the Plan. Optionee agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

                         [END OF STOCK OPTION AGREEMENT]
                          -----------------------------

                                                                    APPENDIX B

                            OREGON STEEL MILLS, INC.
                       2000 NONQUALIFIED STOCK OPTION PLAN

                        (Effective Date: January 1, 2000)

     1. Purposes.  The purposes of this Plan are to motivate, attract and retain
        --------
the services of the Participants who make significant contributions to the Company; to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants with the interests of the Company's stockholders; and to provide the Participants with an incentive for long-term value creation.

     2. Definitions. As used in this Plan, the terms defined in this Section 2
        -----------
will have the following meanings:

          2.1 "Affiliate" means any corporation or any other entity (including,
               ---------
but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

          2.2 "Board" or "Board of Directors" means the Board of Directors of
               -----      ------------------
the Company.

          2.3 "Capital Transaction" is defined in Section 13.2.
               -------------------

          2.4 "CEO" means the Chief Executive Officer of the Company.
               ---

          2.5 "Code" means the Internal Revenue Code of 1986, as amended, and
               ----
regulations and rulings thereunder. References to a particular section of, or rule under, the Code will include references to successor provisions.

          2.6 "Committee" means the Board or a Committee which has been
               ---------
established to administer the Plan in accordance with Section 4.1; provided that the composition of such Committee shall at all times meet the requirements of Rule 16b-3 under the 1934 Act, and Code Section 162(m), each as amended.

          2.7 "Common Stock" means the common stock of the Company, $.01 par
               ------------
value.

          2.8 "Company" means Oregon Steel Mills, Inc., a Delaware corporation
               -------
and any successor, whether by merger, ownership of all or substantially all of its assets, or otherwise.

          2.9 "Disability" means a mental or physical condition which, in the
               ----------
opinion of the Committee, renders the Participant unable or incompetent to carry out the job responsibilities which such Participant held or the tasks to which such the Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding ninety days.

          2.10 "Effective Date" means January 1, 2000.
                --------------

          2.11 "Exercise Price" means the Fair Market Value per Share as of the
                --------------
Grant Date.

          2.12 "Fair Market Value" means, on any given date, the closing price
                -----------------
of a share of Common Stock as reported by the New York Stock Exchange composite tape on such day, or if the Common Stock is not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Committee may select.

          2.13 "Grant Date" means the date on which the Option is granted.
                ----------

          2.14 "1934 Act" means the Securities Exchange Act of 1934, as amended.
                --------
References to a particular section of, or rule under, the 1934 Act will include references to successor provisions.

          2.15 Nonstatutory  Stock Option ("NSO") means a stock option, which
               ---------------------------------
does not qualify for special tax treatment under Section
421 or 422 of the Code.

          2.16 "Option"  means the right to purchase  Common Stock under this
                ------
Plan as granted  pursuant to the  provisions of Section 7 of this Plan.

          2.17 "Option Shares" means Common Stock covered by and subject to any
                -------------
outstanding unexercised Option granted pursuant to this Plan.

          2.18 "Performance Period" means the Year or Years with respect to
                ------------------
which the Performance Targets are set by the Committee.

          2.19 "Performance  Target" means the specific objective goal or goals
                -------------------
(which may be cumulative and/or alternative) that are set in writing by the Committee for each Participant for the Performance Period based on Return on Assets or any other business factor or criteria as determined by the Committee.

          2.20 "Plan" means this Oregon Steel Mills, Inc. 2000 Nonqualified
                ----
Stock Option Plan, as amended from time to time.

          2.21 "Participant" means executives and senior corporate and plant
                -----------
managers of the Company or of an Affiliate, selected to participate in the Plan by the Committee.

          2.22 "Retirement" means termination of employment with the Company
                ----------
or an Affiliate after attaining age 65 with at least 5 years of service with either the Company or an Affiliate, or both.

          2.23 "Return on Assets" means, for any Year, operating income divided
                ----------------
by average of the total assets of the Company (assets at the beginning of year plus assets at the end of the year divided by 2).

          2.24 "Shares" mean shares of Common Stock or any securities or
                ------
property, including rights into which the same may be converted by operation of law or otherwise.

          2.25 "Subsidiary" means any entity in which the Company directly or
                ----------
through intervening subsidiaries owns more than fifty percent (50%) or more of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, owns more than a fifty percent (50%) interest in the capital and profits.

          2.26 "Withholding Taxes" means all income taxes, FICA, FUTA, or
                -----------------
similar employment taxes and any other taxes or assessments payable as the result of an exercise of the Option.

          2.27 "Year" means any one or more fiscal years of the Company
                ----
commencing on or after January 1, 2000 that represent(s) the applicable Performance Period and end(s) no later than December 31, 2009.

     3. Selection of Participants. For each Performance Period, the Committee
        -------------------------
shall determine, at the time the Performance Target(s) are set, those Participants who will participate in the Plan.

     4. Administration.
        --------------
          4.1 The Committee.
              -------------

               4.1.1 This Plan will be administered by the Board of Directors directly, acting as a Committee, or if the Board elects, by the Compensation Committee or a separate Committee appointed by the Board for that purpose and consisting of two or more Board members who must be "Non-Employee Directors" as that term is defined in Rule 16b-3 promulgated under the 1934 Act. Once appointed, any such Committee will continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint new members in substitution, and fill vacancies however caused, except that any new member must be a "Non-Employee Director" as that term is defined in Rule 16b-3. The Committee may select one of its members as its chairperson, and will hold meetings at such times and places as the chairperson or a majority of the Committee may determine. At all times, the Board will have the power to remove all members of the Committee and thereafter to directly administer this Plan as a Committee of the whole. A majority of the members of the Committee will constitute a quorum. All actions of the Committee will be taken by a majority vote of the members constituting a quorum or by unanimous written consent of all members of the Committee without a meeting. Any action may be taken by a written instrument signed by all Committee members, and all actions so taken will be fully effective as if it has been taken by a vote of a majority of the members at a meeting duly called and held.

               4.1.2 The Committee may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. The Board authorizes the Secretary to execute and deliver all documents to be delivered by the Committee pursuant to this Plan.

               4.1.3 The CEO will present grant recommendations annually to the Committee.

          4.2 Powers of the Committee. Subject to the express provisions of this Plan, the Committee will have full and final authority, in its discretion, as follows:

               4.2.1 to establish the terms and conditions upon which Options may be granted, vested or exercised, including establishing the Performance Target(s);

               4.2.2 to grant Options;

               4.2.3 to interpret this Plan and to make all determinations necessary or advisable for the administration of this Plan;

               4.2.4 to determine those persons who will participate in this Plan;

               4.2.5 to determine the Fair Market Value on any applicable valuation date;

               4.2.6 to determine whether an event of termination of employment, death, Disability, or Retirement has occurred under Section 12 of this Plan;

               4.2.7 to prescribe, amend, and rescind rules and regulations relating to this Plan, including rules with respect to the exercisability and nonforfeitability of Options upon the termination of employment of a Participant;

               4.2.8 to authorize any person or persons to execute and deliver Option grant agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options;

               4.2.9 to determine the terms and provisions and any restrictions or conditions, which need not be identical, of grants under the Plan and with the consent of the Participant, to modify any such grant at any time;

               4.2.10 to cancel, with the consent of the Participant, outstanding Options and to grant new Options in substitution therefor;

               4.2.11 to alter any restrictions or conditions upon any Option;

               4.2.12 to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant under the Plan in the manner and to the extent it may deem expedient;

               4.2.13 to establish, define and/or interpret any terms and conditions of this Plan; and

               4.2.14 to make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

      The determination of the Committee on all matters relating to this Plan will be conclusive and final. No member of the Committee or of the Board will be liable for any actions taken or omitted and made in good faith with respect to this Plan or any Option.

     5. Shares Subject to this Plan.
        ---------------------------

          5.1 Subject to adjustment as provided in Section 13 of this Plan, an aggregate of 1,000,000 Shares will be available for issuance to the Participants under this Plan. No fractional shares will be issued.

          5.2 The Shares deliverable upon exercise of the Option granted under this Plan may be made available from authorized but unissued Shares or Shares reacquired by the Company, including Shares purchased in the open market or in private transactions.

     6. Nonstatutory Options.
        --------------------

     All Options granted to the Participants pursuant to this Plan will be NSOs.

     7. Grants to Participants.
        ----------------------

          7.1 The Committee may grant Options to the Participants from time to time. With respect to each grant of Options, the Committee will set forth:

               7.1.1 the Participant to receive the Options;

               7.1.2 the number of Options granted to each Participant;

               7.1.3 the Grant Date;

               7.1.4 the Performance Target(s);

               7.1.5 the Exercise Price; and

               7.1.6 the vesting schedule.

          7.2 Each Option granted under this Plan will be evidenced by a written Option grant agreement. Each grant agreement will be subject to, and incorporated by reference or otherwise, the applicable terms of this Plan.

          7.3 The terms of an Option need not be identical, and the Committee need not treat Participants uniformly.

     8. Duration and Vesting of Options.
        -------------------------------

          8.1 The term of each Option granted to a Participant will be for ten
(10) years from the Grant Date, unless terminated earlier pursuant to the provisions of Section 12 of this Plan.

          8.2 The Participant must be employed on each vesting date for each Option to vest and be exercisable.

          8.3 Subject to Sections 12 and 13, each Option will vest and become fully exercisable under one of the two methods provided below as determined by the Committee:

               8.3.1 (a) one half of each grant will vest over 4 years at the rate of 25% per year, with the first 25% vesting on the first anniversary of the Grant Date, and an additional 25% on each anniversary of the Grant Date thereafter; and (b) one half of each grant will vest upon the earlier of the Company achieving the Performance Target or if the Performance Target is not met, on the seventh anniversary of the Grant Date; or

               8.3.2 the vesting schedule as recommended by the CEO and approved by the Committee.

     9. Exercise Price; Exercise.
        ------------------------

          9.1 The price per Share of the Option Shares which may be purchased upon exercise of an Option will be equal to the Exercise Price. The Exercise Price per Share will be paid in full at the time the Option is exercised in accordance with Section 10.

          9.2 The Exercise Price per Share will be subject to adjustment as provided in Section 13 of this Plan.

          9.3 To the extent that it is exercisable, an Option will be exercised by written notice to the Company stating the number of Shares with respect to which the Option is being exercised and be accompanied by full payment for the Shares. The date that the payment in full is received by the Company will be the exercise date.

          9.4 Any person or persons exercising an Option on behalf of the Participant will be required to furnish to the Company appropriate documentation that such person or persons have the full legal right and power to exercise the Option on behalf of and for the Participant.

     10. Payment by the Participant. Payment by the Participant of the Exercise
         --------------------------
Price per Share and any taxes required to be withheld on the Participant's behalf incident to exercise of the Option will be by any combination of cash, other immediately available funds, cancellation of vested Options or Common Stock. If the Participant chooses to make payment by canceling vested Options, such payment will be credited towards the amount due from the Participant at the then Fair Market Value per Share minus the Exercise Price per Share, multiplied by the number of Options cancelled. If the Participant chooses to make payment with Common Stock, such payment will be credited towards the amount due from the Participant at the then Fair Market Value per Share.

      Notwithstanding the foregoing, the Committee also may allow exercises by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     11. Taxes. Any Option granted under this Plan will provide for payment by
         -----
the Participant on exercise of all federal, state, local or other Withholding Taxes payable by the Company incident to exercise of an Option.

     12. Effect of Termination of Employment, Death, Disability or Retirement.
         --------------------------------------------------------------------

          12.1 Termination of Employment. Except as provided otherwise in this
               -------------------------
Section 12, if the Participant terminates employment with the Company or any Affiliate, then, any unvested Options held by the Participant will terminate, be forfeited and have no value. Any vested and unexercised Options held by the Participant to the extent exercisable on the date of the Participant's termination of employment, may be exercised in whole or in part by the Participant, not later than the 90th day following the Participant's termination of employment. Transfer of the Participant from employment by the Company to employment by an Affiliate, or vice versa, will not be deemed a termination of employment.

          12.2 On Account of Disability or Death. If the Participant terminates
               ---------------------------------
employment with the Company or any Affiliate on account of Disability or death, then any unvested Options held by the Participant will be deemed vested on the date of such termination of employment. Any exercisable Options may be exercised in whole or in part by the Participant in the case of Disability, or by the Participant's personal representative in the case of death, no later than the 180th day following the Participant's date of Disability or death.

          12.3 On Account of Retirement. If the Participant terminates
               ------------------------
employment with the Company or any Affiliate on account of Retirement, then any unvested Options held by the Affiliate will be deemed vested on the date of such termination of employment. Any exercisable Options may be exercised in whole or in part by the Participant no later than the 90th day following the Participant's date of Retirement.

     13. Adjustments and Changes in the Common Stock.
         -------------------------------------------

          13.1 If there is any change in the Common Stock by reason of any subdivision or consolidation of Shares, including, a stock dividend, stock split, reverse stock split, recapitalization, continuation or reclassification, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the aggregate number of Shares available under this Plan, and the number and the price of Shares subject to outstanding Options will be appropriately adjusted automatically.

          13.2 Upon a sale or exchange of all or substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving corporation, a merger, reorganization or consolidation in which the Company is the surviving corporation and stockholders of the Company exchange their stock for securities or property, a liquidation of the Company, or a similar transaction as determined by the Committee ("Capital Transaction"), this Plan and each Option issued, whether vested or unvested, shall terminate, unless such Options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding Options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all Participants will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested Options. The Company shall, subject to any nondisclosure provisions, attempt to provide Participants at least 15 days' notice of the Option termination date. The Committee may (but shall not be obligated to) (a) accelerate the vesting of any Option, or (b) apply the foregoing provisions, including but not limited to termination of this Plan and the Options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Company in any two-year period or a transaction similar to a Capital Transaction.

          13.3 No right to purchase fractional shares will result from any adjustment in Options pursuant to this Section 13. In case of any such adjustment, the Shares subject to the Option will be rounded down to the nearest whole share.

          13.4 Notice of any adjustment will be given by the Company to each Participant whose Options have been so adjusted and such adjustment (whether or not such notice is given) will be effective and binding for all purposes of this Plan.

     14. Compliance With Law. No Share will be issued upon exercise of any
         -------------------
Option, and the Participant will have no right or claim to such Shares, unless and until: (a) payment in full as provided in this Plan has been received by the Company; (b) in the opinion of counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (c) if required by federal or state law or regulation, the Participant has paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Participant as a result of the exercise of his or her Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements.

     15. Amendment or Termination of this Plan. This Plan will terminate ten
         -------------------------------------
(10) years from the Effective Date or such earlier time as the Board may determine. The Board may from time to time in its discretion amend or modify this Plan without the approval of the stockholders of the Company, except as such approval as may be required under the 1934 Act, the Code or by the national securities exchange on which the Shares are being traded. Any amendment or termination, whether in whole or in part, will not affect any Options then outstanding under this Plan.

     16. Securities Law Matters. If the Committee deems it necessary, the
         ----------------------
Company may require a written investment intent representation by the Participant and may require that a restrictive legend be affixed to certificates for Shares. If the Committee determines that the exercise or vesting of, or delivery of benefits pursuant to, any Option would violate any applicable provisions of federal or state securities law or the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, vesting, or delivery, as the case may be, but the Company will use its best efforts to cause such exercise, vesting or delivery to comply with all such provisions at the earliest practicable date.

      17. Registration, Listing, Qualification, Approval of Shares and Options.
          --------------------------------------------------------------------
If the Committee determines, in its discretion, that it is necessary or desirable that the Shares subject to any Option (a) be registered, listed or qualified on any securities exchange or the Nasdaq Stock Market or under any applicable law, or (b) be approved by any governmental regulatory body, or (c) be approved by the stockholders of the Company, as a condition of, or in connection with, the granting of such Option, or the issuance or purchase of Shares upon exercise of the Option, the Option may not be exercised in whole or in part unless such registration, listing, qualification or approval has been obtained free of any condition not acceptable to the Committee.

     18. Nontransferability of Options. No Option granted under this Plan may be
         -----------------------------
sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to the Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

     19. Nonuniform Determinations. Neither the Committee's nor the Board's
         -------------------------
determinations under this Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated).

     20. Relationship Between the Parties.
         --------------------------------

          20.1 This Plan will not be deemed to constitute a contract of employment between the Company or any Affiliate and any Participant, nor will any provision of this Plan be interpreted to restrict the right of the Company or any Affiliate to discharge any Participant or restrict the right of any Participant to terminate his or her employment.

          20.2 No Participant or other person will have any claim or right to be granted an Option under the Plan, except as expressly provided in this Plan.

          20.3 Neither the Participant, the Participant's legal representative, nor any person who acquires the right to exercise an Option by reason of the Participant's death will be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Share receivable upon the exercise of any Option granted under this Plan, in whole or in part, unless and until certificates for such Shares will have been issued.

     21. Accounting. All accounting issues arising due to the existence of this
         ----------
Plan will be determined in accordance with generally accepted accounting principles.

     22. Governing Law. The validity, construction, interpretation,
         -------------
administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware.

     23. Severability. If all or any part of this Plan is declared by any court,
         ------------
governmental authority or arbitrator to be unlawful or invalid, such unlawfulness or invalidity will not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     24. Notices. All notices and demands of any kind which the Committee, any
         -------
Participant, or other person may be required or desires to give under the terms of this Plan will be in writing and shall be personally delivered or sent by mail, postage prepaid, addressed to the Company at its principal place of business and to the Participant at the address shown in the Option grant agreement or at any other address the Participant indicates by notice to the Company. Delivery by mail will be deemed made at the expiration of the third day after the day of mailing, except for notice of the exercise of an Option and payment of the Exercise Price, both of which must be actually received by the Company.

                                               OREGON STEEL MILLS, INC.,
                                               a Delaware corporation

                                               /s/ Joe E. Corvin
                                               --------------------------------
                                               Joe E. Corvin, President and CEO

                                                         EXHIBIT C

                            OREGON STEEL MILLS, INC.

                       2000 NONQUALIFIED STOCK OPTION PLAN

                               NOTICE OF EXERCISE
                               ------------------



         TO:       Oregon Steel Mills, Inc. (the "Company")

         Subject:  Notice of Intention to Exercise Stock Option



         This is official notice that the undersigned ("Optionee") intends to
exercise Optionee's option to purchase           shares of the Company's
                                      -----------
Common Stock, under and pursuant to the Company's 2000 Nonqualified Stock Option
Plan and Stock Option Agreement dated         , as follows:
                                     ---------

         Original Date of Grant:
                                            -----------------------------------

         Exercise Date:
                                            -----------------------------------
         Number of Shares to be Purchased:
                                            -----------------------------------
         Purchase Price per Share:
                                            -----------------------------------
         Total Purchase Price:
                                            -----------------------------------
         Method of Payment:
                                            -----------------------------------
         Social Security No.:
                                            -----------------------------------
         The Shares should be issued as follows:

                  Name:
                           ------------------------------
                  Address:
                           ------------------------------

                           ------------------------------

                  Signed:
                           ------------------------------

                  Date:
                           ------------------------------


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